SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURREN REPORT PURSUANT TO
                  SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2003

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

              California                                      77-0446957
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification No.)

                        Commission File Number: 000-23575

        445 Pine Avenue, Goleta, California                      93117
     (Address of principal executive offices)                  (Zip code)

                                 (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On October 27, 2003, the Company issued a press release announcing that the Office of the Comptroller of the Currency terminated the Consent Order which the Company's banking subsidiary, Goleta National Bank, entered into as of October 28, 2002, a copy of which is attached as Exhibit 99.1 to this current Report on Form 8-K. The letter from the Comptroller of the Currency and the Order Terminating the Order are attached to this Report as Exhibit 10.17, and are incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits :

10.17 Letter issued by the Comptroller of the Currency and Order Terminating the Consent Order, dated October 21, 2003.

99.1 Press release dated October 27, 2003, entitled "Community West Bancshares (CWBC) Announces that Goleta National Bank's Consent Order with the OCC has been terminated."



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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2003          COMMUNITY WEST BANCSHARES

                                By:/s/ Charles G. Baltuskonis
                                   ---------------------------
                                   Charles G. Baltuskonis
                                   Chief Financial Officer


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